UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 16, 2021

ADVAXIS, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-36138	02-0563870
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

9 Deer Park Drive, Suite K-1 Monmouth Junction, NJ	08852
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (609) 452-9813

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, par value $0.001 per share	ADXS	Nasdaq Capital Market
Preferred Share Purchase Rights	-	Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07 Submission of Matters to a Vote of Security Holders

Advaxis, Inc. (the “Company”) convened its Special Meeting of Stockholders (the “Special Meeting”) on November 16, 2021. The purpose of the Special Meeting was described in the Company’s definitive proxy statement as filed with the Securities and Exchange Commission on October 21, 2021 (the “Definitive Proxy Statement”).

At the close of business on September 17, 2021, the record date for the determination of stockholders entitled to vote at the Special Meeting, there were 145,638,459 shares of the Company’s Common Stock outstanding and entitled to vote at the Special Meeting. The holders of 79,512,495 shares of the Company’s Common Stock were represented virtually or by proxy at the Special Meeting, constituting a quorum.

The final voting results for Proposal 5, as described in the Definitive Proxy Statement, are set forth below. In accordance with the authority granted pursuant to Proposal 5, the Special Meeting was adjourned in order to allow additional time for stockholders to vote on Proposals 1, 2, 3 and 4. The adjourned Special Meeting will be reconvened at 10 a.m., Eastern Time, on December 7, 2021 at www.virtualshareholdermeeting.com/ADXS2021SM. The matter of business before the reconvened Special Meeting will be for stockholders to vote on Proposals 1, 2, 3 and 4, as described in the Definitive Proxy Statement.

Adjournment Proposal — Proposal to adjourn the vote on certain of the proposals presented at the Special Meeting

The vote to adjourn the Special Meeting to December 7, 2021 to solicit additional proxies to vote in favor of the Proposals described in the Definitive Proxy Statement, was as follows:

For	Against	Abstain
47,691,536	30,225,652	1,595,307

Item 8.01 Other Events

In accordance with the Adjournment Proposal, which was approved by the stockholders, the Special Meeting was adjourned to December 7, 2021, at 10 a.m. Eastern Time with respect to Proposals 1, 2, 3 and 4.

The adjourned Special Meeting will be held at the same virtual meeting location, on December 7, 2021, at 10 a.m. Eastern Time at www.virtualshareholdermeeting.com/ADXS2021SM. This will enable the Company’s stockholders of record as of the record date, which was September 17, 2021, additional time to consider and vote on Proposal Nos. 1, 2, 3 and 4, and enable the Company’s proxy solicitor, Kingsdale Advisors, more time to assist the Company with the solicitation of stockholder votes on Proposal Nos. 1, 2, 3 and 4.

At the adjourned Special Meeting on December 7, 2021, stockholders will be deemed to be present in person and vote at such adjourned meeting in the same manner as disclosed in the definitive proxy statement the Company filed with the Securities and Exchange Commission on October 21, 2021 and mailed to the stockholders. Valid proxies submitted prior to the reconvened Special Meeting will continue to be valid for the upcoming reconvened Special Meeting, unless properly changed or revoked prior to votes being taken at such reconvened Special Meeting.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

November 17, 2021	ADVAXIS, INC.

	By:	/s/ Kenneth A. Berlin
	Name:	Kenneth A. Berlin
	Title:	President, Chief Executive Officer and Interim Chief Financial Officer